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                          AMENDATORY AGREEMENT
                                   TO
                     SALARY CONTINUATION AGREEMENT

          THIS AMENDATORY AGREEMENT made this 1st day of December, 1992, by and between IMPERIAL HOLLY CORPORATION, a
Texas corporation (the "Company"), and_____________________(the
"Employee");

WITNESSETH:

           WHEREAS, by Salary Continuation Agreement dated August 1, 1990, as amended April 30, 1992, between the Company and Employee (the "Agreement"), the Company agreed to provide Employee supplemental retirement, death and disability benefits pursuant to a Salary Continuation Plan established April 1, 1981, as amended and restated effective April 1, 1990 (the "Plan"); and

          WHEREAS, Paragraph 18 of the Agreement provides for its amendment by a written instrument executed by the Company and Employee, and the parties desire to amend the Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

          1. In the first sentence of Paragraph 2 of the Agreement, entitled "Salary Continuation After Normal Retirement"
$_________ shall be substituted for $________.

          2. In the first sentence of Paragraph 3 of the Agreement, entitled "Early Retirement" $_________ shall be substituted for $_________.

          3. In the first sentence of Paragraph 4 of the Agreement, entitled "Termination of Employment Due to Disability" the amount of $_________ remains unchanged.

          4. In the first sentence of Paragraph 5 of the Agreement, entitled "Death of Employee While in Active Employment or During Disability", $_________ shall be substituted for $_________.

          5. In subparagraph B, entitled "Termination Without Cause", of Paragraph 6 of the Agreement, entitled "Termination of Employment Prior to Retirement for Reasons Other Than Death or Disability", $__________ shall be substituted for $__________ .

          6. The parties ratify and continue all other terms and provisions of the Agreement.

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          IN WITNESS WHEREOF, the parties have executed this
Agreement (in multiple copies) on the day and year first above written.

                                   IMPERIAL HOLLY CORPORATION

                                   By________________________
                                        Robert C. Hanna
                                        President and
                                        Chief Executive Officer
ATTEST:

______________________
Secretary

[SEAL]
                                   _________________________
                                   Employee

                                   _________________________
                                   Employee's Spouse